UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 7.01	Regulation FD Disclosure.

On March 3, 2022, Servotronics, Inc. (the “Company”) issued a press release regarding director nominations received from Star Equity Fund, LP, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

IMPORTANT INFORMATION

The Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its annual meeting of shareholders. The Company will furnish the definitive proxy statement to its shareholders. Shareholders are strongly advised to read the proxy statement because it will contain important information from the Company. Shareholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from www.sec.gov or the Company’s website at https://servotronics.com/investor-relations/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the Company’s solicitation of proxies from shareholders in connection with the matters to be considered at the upcoming annual meeting of shareholders. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement for its last Annual Meeting of Shareholders, which was filed with the SEC on April 14, 2021 and is available at the SEC’s website at www.sec.gov or the Company’s website at https://servotronics.com/investor-relations/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the upcoming annual meeting of shareholders will be included in the definitive proxy statement that the Company will file with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 99.1	Press release issued by the Company on March 3, 2022.
Exhibit 99.2	Employee Communication dated March 3 2022.
Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 3, 2022

Servotronics, Inc.

By:	/s/Lisa F. Bencel, Chief Financial Officer
Lisa F. Bencel
Chief Financial Officer